1 1 Fiscal 2024 Results 1 Ma r i o L o n g h i Board Chair, UGI Corporation B o b F l exo n President and CEO, UGI Corporation S e a n O ’ B r i e n Chief Financial Officer, UGI Corporation

2 2 About This Presentation This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements use forward-looking words such as “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” or other similar words and terms of similar meaning, although not all forward-looking statements contain such words. These statements discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. We undertake no obligation (and expressly disclaim any obligation) to update publicly any forward-looking statement, whether as a result of new information or future events, except as required by the federal securities laws. Management uses “adjusted net income attributable to UGI Corporation”, “adjusted diluted earnings per share (“EPS”)”, “Midstream and Marketing margin”, and “UGI Corporation Earnings before interest, taxes, depreciation and amortization (EBITDA)”, all of which are non-GAAP financial measures, when evaluating UGI's overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impacts of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. Volatility in net income attributable to UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The tables in the Appendix reconcile adjusted diluted earnings per share (EPS), adjusted net income attributable to UGI Corporation, Midstream and Marketing margin, and UGI Corporation EBITDA to their nearest GAAP measures.

3 3 Mario Longhi Board Chair Bob Flexon President & Chief Executive Officer Sean O’Brien Chief Financial Officer

FY24 Year in Review

UGI CORPORATION

Solid financial performance

- ✓ **Record EBIT** at the Utilities, Midstream & Marketing, and UGI International
- ✓ **4% ($75 million) reduction**[1] in operating and administrative expenses

Balance sheet improvement

- ✓ **~$460M in debt reduction**[1] and key financing activities to provide covenant relief at AmeriGas
- ✓ **Completed $2.5+ billion of debt financing** to support ongoing operations and improve liquidity

Disciplined capital allocation

- ✓ **$318 million in dividend payments** to shareholders
- ✓ **$897 million of capital expenditure**[2] with 80% invested in the natural gas businesses

Embraced partnerships

- ✓ **$2.8+ million in charitable contributions** and community sponsorships and significant volunteer hours
- ✓ **Critical relief assistance** by AmeriGas Propane to communities impacted by Hurricanes Helene and Milton

FY24 GAAP Diluted EPS of $1.25 compared to ($7.16) in FY23

Adjusted Diluted EPS[3]


$2.84
$3.06
FY23
FY24

Reportable Segment EBIT[4]


$1,158
$1,178
FY23
FY24

1. Year-over-year change. 2. Includes investments in equity method investees. 3. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 4. Reportable Segments EBIT stands for UGI Corporation's Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other.

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5 5 FY24 Financial Review FY24 Adjusted Diluted EPS1 – Comparison with FY23 FY24 GAAP Diluted EPS of $1.25 compared to ($7.16) in FY23 1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 33% 67% FY24 37% 63% FY23 Natural Gas Global LPG Earnings Mix: Adjusted Diluted EPS1

FY24 Financial Results by Segment

UGI CORPORATION

Utilities



$365
$47
$5
($14)
($3)
$400
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Midstream & Marketing



$291
$18
$8
$0
($4)
$313
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

UGI International



$234
$58
$45
($2)
($12)
$323
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

AmeriGas Propane



$268
($119)
$17
($1)
($23)
$142
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Increase Decrease

Key Drivers

Utilities

- ▲ Higher margin from increased base rates and DSIC revenues
- ▲ Lower OPEX largely due to reduced uncollectible accounts expenses
- ▼ Increased depreciation from distribution system capex activity

Midstream & Marketing

- ▲ Higher margins primarily from capacity management activities, partially offset by lower margin from renewables and gathering activities
- ▲ Lower salary and benefits, and maintenance expenses

UGI International

- ▼ Slightly lower volumes due to warmer weather partially offset by higher volume from natural gas to LPG conversions and autogas customers
- ▲ Higher margin largely due to increased LPG unit margin and stronger foreign currencies
- ▲ Lower OPEX from exiting the energy marketing operations and reduced personnel, maintenance and advertising expenses

AmeriGas Propane

- ▼ Lower retail volumes due to customer attrition and warmer weather
- ▲ Lower OPEX largely due to reduced compensation and advertising expenses
- ▼ Lower gain from asset sales

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization. DSIC stands for Distribution System Improvement Charge.

6

Balance Sheet Update

UGI CORPORATION

- ✓ **$1.5 billion in available liquidity**, comprising cash and cash equivalents and available borrowing capacity on revolving credit facilities, as of September 30, 2024
- ✓ In FY24, **completed $2.5+ billion of debt financing** to support our ongoing operations and improve liquidity, including
  - ❑ Issued $700 million of 5.00% Convertible Senior Notes due in 2028 at UGI Corporation
  - ❑ Repurchased $475 million of the 5.50% Senior Notes due May 2025 at AmeriGas Partners and AmeriGas Finance Corp
  - ❑ Replaced AmeriGas Propane's revolver with a new facility, resulting in more favorable financial covenants and elimination of the debt to EBITDA covenant requirement
- ✓ Subsequent to the year-end, UGI
  - ❑ Entered into the 2025 UGI Corporation Credit Agreement consisting of a $475 million revolving credit facility and $400 million variable-rate term loan, **which was used to satisfy $630 million in long-term debt due in 2025**
  - ❑ **Expanded total commitments** on the AmeriGas Propane revolver to $300 million

Long-term Debt Maturity (as of September 30, 2024)[1]



$630 [2]
$218
$283
$664
$66
$512
$700
$42
$336
$493
$1,489
$787
$448
2025
2026
2027
2028
2029-54
AmeriGas Propane
UGI International
Midstream & Marketing
Utilities
UGI Corporation

1. Long-term debts with maturities of less than $10 million in a particular year have not been represented in the chart. 2. Subsequent to the year-end, the $630 million of long-term debt associated with the UGI Corporation Credit Agreement was repaid using proceeds from the new 2025 UGI Corporation Credit Agreement.

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8 8 8 1. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY25 adjusted diluted earnings per share, a non-GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the “unreasonable efforts” exception set forth in SEC rules. FY25 Guidance $2.75 - $3.05 Adjusted Diluted EPS Guidance2 Capital Expenditure $800 - $900 Million Rate Base Growth 9%+ 1

9 9 Bob Flexon President & Chief Executive Officer, UGI Corporation

10 10 n FY25 Strategic Priorities Improved financial profile Portfolio optimization Talent and culture Operating model and processes Performance at AmeriGas Propane

11 11 Q & Q A

12 12 Appendix

13 13 Our Strategy to Maximize Shareholder Value Sustainably grow earnings through strong execution and disciplined capital allocation Operate a high-performing, customer-centric and results- driven organization Maximize value for our shareholders Capitalize on our market leading positions and optimize our strategic assets Safety Respect Integrity Excellence ReliabilitySustainability Accountability

14 14 Shareholder Value Proposition 75%+ Targeted Earnings from the Natural Gas Businesses1 4 - 6% Targeted Long- Term EPS Growth Rate1 9%+ Targeted Rate Base Growth1 International energy distributor with an attractive business mix and leading position in key markets Building a culture of continuous improvement to drive cost competitiveness and sustainable cost savings Focused on prudent capital allocation while investing in growth and maintaining a strong balance sheet and financial flexibility Committed to returning cash to shareholders through dividends Relentless focus on the customers’ experience 1. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented.

Our Business Portfolio

UGI CORPORATION

Lines of Business	Natural Gas		Global LPG	
Segments	*Utilities*	*Midstream & Marketing*	*UGI International*	*AmeriGas Propane*
FY24 Reportable Segment EBIT Contribution[1]	34%	27%	27%	12%
FY24 Total Volume	378 bcf	267 bcf	875 million gallons	827 million gallons
Key Highlights[2]	• 2nd largest regulated gas utility in Pennsylvania (PA)[3] and largest regulated gas utility in West Virginia (WV)[3] • Weather normalization at our PA and WV gas utilities • Authorized gas ROEs of 10.15% (DSIC)[4] in PA and 9.75% (IREP)[4] in WV • ~90% of capital recoverable within 12 months • 9%+ targeted rate base growth (FY24 – 27)[5]	• 14 natural gas pipelines and gathering systems across NE and SW Pennsylvania; ~560 miles of pipeline and ~15 MMDth of natural gas storage • Natural gas, liquid fuels and electricity marketing • 81% fee-based income, including minimum volume commitments and take or pay arrangements • 7 years of average remaining contract life	• LPG distribution in 16 countries in Europe • Largest LPG distributor in France, Austria, Belgium, Denmark and Luxembourg[6] • Strong free cash flow generation • Strategically located supply assets	• Largest retail LPG distributor in the US[6] • Broad geographic footprint serving all 50 states • Strong track record of attractive unit margins despite fluctuating commodity price environments • Strong free cash flow generation

1. Does not include Corporate & Other. 2. The information is as of September 30, 2024. 3. Based on total customers. 4. DSIC stands for Distribution System Improvement Charge and IREP strands for Infrastructure Replacement and Expansion Program. 5. The forward-looking information used on this slide is for illustrative purposes only. Actual results may differ substantially from the information presented. 6. Based on the volume of propane gallons distributed annually.

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16 0 100 200 300 400 500 600 700 800 900 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 B 2 0 2 6 P 2 0 2 7 P UGI Utilities, Inc. Mountaineer Gas Company Utilities: Capital Investment Drive Attractive Rate Base Growth Rate Base Growth1 1. Includes capital expenditures associated with maintenance, growth, M&A and regulatory requirements. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. • Robust capital spend to modernize infrastructure and expand our systems drives reliable earnings growth and rebalancing of our portfolio • Fully projected future test year (PA) and DSIC / IREP programs reduce regulatory lag and allow timely capital recovery FY24 – 27 Targeted CAGR $ Capital Investment1 (~$2.6B between FY24 – 27) $ $ M ill io n 0 1 2 3 4 5 6 7 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 B 2 0 2 6 P 2 0 2 7 P $ B ill io n UGI Utilities, Inc. Mountaineer Gas Company 9%+

17 Other, 19% Fixed Fee, 62% 19% Fee Based, 81% FY20 FY21 FY22 FY23 FY24 Midstream Commodity Marketing Power Generation 0 2 4 6 8 10 Natural Gas Henry Hub ($/Mmbtu) Our Midstream & Marketing Segment 1. Total Margin is a non-GAAP measure. See Appendix for reconciliation. 2. Monthly Natural Gas Henry Hub Spot NYMEX data from FactSet. 3. Excludes the HVAC business divested in FY20. $334 $505 Total Margin1 ($ in Million) 84% 10% 6% $ $ /M m b tu Our diversified Midstream & Marketing business leverages strategic assets located across the Appalachian basin, is backed by a large customer base, and provides stable earnings underpinned by a significant proportion of fee-based contract structures. Fixed rate with variable volume FY24 Contract Tenure FY24 Midstream & Marketing Fee-Based Margins 9% <1 year 1-3 years 3-10 years 10-20 years 20+ years 86% 11% 3%

A Robust Mix of Midstream Services

UGI CORPORATION

*The Midstream operations leverages an asset portfolio to optimize earnings and is **underpinned by significant fee-based margin**, including minimum volume commitments (or take-or-pay) and other fee-based income, with **average contract tenure of 7 years**.*

FY24 Margin Allocation



Total Margin[1]: $505M
Midstream Margin: $433M
11%
3%
86%
3%
12%
21%
50%
Power Generation
Storage
Gathering
Commodity Marketing
Capacity Management
Midstream
LNG Peaking

Gathering

- 14 natural gas pipelines and gathering systems across NE and SW Pennsylvania serving producers, utilities and other C&I customers
- Predominantly dry gas gathering and processing with a significant majority of the margin linked to minimum volume commitments or take-or-pay arrangements

LNG Peaking

- Peaking services to gas utilities, providing reliability for periods of high demand
- Total capacity of ~450,000 Dth/d Vaporization and ~20,000 Dth/d liquefaction
- Significant fee-based income

Capacity Management

- Leverages available capacity based on the existing midstream assets and customer contracts (gathering, peaking, storage and marketing contracts)
- With access to available capacity, the business has the opportunity to benefit from daily optimization opportunities during short periods of significantly cold weather and market price dislocations

Storage

- ~15 MMDth of natural gas storage and pipeline wheeling services strategically located in North Central Pennsylvania
- ~240,000 Dth/d withdrawal capacity

1. Total Margin is a non-GAAP measure. See Appendix for reconciliation.

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19 19 Feedstock Production3 (~Mmcf) FY22 FY23 FY24 FY25 New Energy One– Joint Venture (<25%) 250 Cayuga - Spruce Haven 50 Cayuga - Allen Farms 85 Cayuga - EL-VI 55 MBL Bioenergy – Moody 300 Hamilton – Synthica St. Bernard 250 Cayuga – Bergen Farms 150 Cayuga – New Hope View Farms 35 MBL Bioenergy – Brookings & Lakeside 525 Aurum Renewables – Joint Venture (40%) 1,800 Ag-Grid (33% ownership) Our Renewables Investment 11 High-quality RNG projects in multiple states Total Commitment $500M Committed ~$420M Invested to date1 Renewable Natural Gas Projects Committed to Date1,2 10%+ Targeted Unlevered IRR 1. As of September 30, 2024. 2. The forward-looking information used on this slide is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 3. 100% of the anticipated production capacity from the RNG projects Facility completed and in serviceStatus: Feedstock: Dairy Food Landfill Expected completion date

Global LPG: Effective Contract Structures to Support Margin Management

UGI CORPORATION

Over the long-term, our Global LPG businesses have consistently maintained unit margins by realizing economies of scale utilizing its large customer base and strong distribution network.

FY24 Contract Types by Volume

Formula-Based / Contract Floating

- Prices calculated based on the applicable index which moves with the LPG spot market
- Primary indices for AmeriGas Propane are Mont Belvieu and Conway
- Primary indices for UGI International are CIF ARA and FB Seagoing (Nordics, UK)

Stated Price / Market

- Price updated at the companies' discretion based on commodity market changes
- In certain European locations, current regulations dictate that customers be provided with up to 30-days' notice of price increases which may create short-term lags in recovery

Fixed Price / Contract Fixed

- Prices contractually established with customers; volume commitments included in customer contracts
- Disciplined and risk mitigating commodity hedging strategy


17%
54%
29%
UGI International


23%
49%
28%
AmeriGas Propane

Unit Margins at UGI International[1]


2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
LPG Unit Margins
Avg. Platt's Cost

Unit Margins at AmeriGas Propane


2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Avg. Retail Unit Margin
AmeriGas Avg. Cost

1. Margins pertain to the West unit of the business.

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21 21 Capital Allocation Framework 21 ➢ Maintain commitment to the dividends ➢ Strong dividend payout ratio between 45% - 55% Shareholder Return ➢ Prioritize investments in the regulated utilities businesses, which attract a strong return on equity ➢ Support organic growth in the natural gas businesses through disciplined capital investment ➢ Maintain attractive liquidity to navigate market dynamics ➢ Target net debt to adjusted EBITDA (leverage ratio)1 between 3.5 – 4.0x2 ➢ Actively assess our portfolio to further maximize shareholder value ➢ Deploy capital for high-return, margin accretive transactions that provide a strategic fit, while maintaining a healthy balance sheet 1 2 3 High-Return Organic Growth Opportunities Balance Sheet Improvement Portfolio Optimization4 1. Adjusted EBITDA is a non-GAAP measure. 2. The forward-looking information used on this slide is for illustrative purposes only. Actual results may differ substantially from the information presented.

22 22 FY27 and Beyond2 Our Dividend Commitment Strong history of returning cash to shareholders in the form of dividends 1. Adjusted for stock splits. Dividend figures represent annualized dividends based on the last dividend issued in that fiscal year. 2. The forward-looking information used on this slide is as of May 2, 2024, and is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 140 years Consecutively Paying Dividends Committed to returning value to shareholders through dividend payments FY24 - 262 With our focus on strengthening the balance sheet, we expect to keep dividends flat in the near-term Anticipate returning to a targeted 4% long- term dividend growth rate $0.87 $0.91 $0.95 $1.00 $1.04 $1.30 $1.32 $1.38 $1.44 $1.50 $1.50 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 D iv id en d s Pe r Sh ar e1 ($ ) 10 Year CAGR: 6%

23 23 FY24 - 27 Financial Targets 23 1. The forward-looking information used on this slide is as of May 2, 2024, and is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. Defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Executing on our strategy to deliver sustainable shareholder value 4 – 6% $3.7 - $4.1B 9%+ 3.5 – 4.0x EPS Growth Rate Capital Expenditure Rate Base Growth Rate Leverage Ratio2 1

FY24-27 Capital Deployment Plan[1]

UGI CORPORATION

Uses of Cash



~$1.3B
~$0.2B
~$0.6B
~$3.3B
Cash Returned to Shareholders
Debt Reduction
Maintenance Capital
Growth Capital

Growth and Maintenance Capital by Segment



7%
9%
18%
~$3.9B[2]
66%
Utilities
Midstream & Marketing
UGI International
AmeriGas Propane

- *Capital plan funded by cash flow from operations*
- *Disciplined investments to achieve an optimal portfolio mix*
- *~85% of total capital invested in natural gas businesses*
- *75%+ of growth capital being deployed in the regulated utilities businesses*

1. The forward-looking information used on this slide is as of May 2, 2024, and is for illustrative purposes only. Actual numbers may differ substantially from the figures presented. 2. $3.9 billion is the mid-point of the $3.7 - $4.1 billion expected range of capital expenditure over FY24-27.

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FY24 Segment Results Recap – Natural Gas

UGI CORPORATION

FY24 EBIT - Comparison with FY23

($ in million)

Utilities


$365
$47
$5
($14)
($3)
$400
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Key Drivers

- ▲ Total margin growth primarily due to increases in gas and electric base rates and higher DSIC revenues, the impacts from growth in the core market customers and weather normalization adjustments for PA Gas Utility
- ▲ Lower OPEX largely reflecting reduced uncollectible accounts
- ▼ Higher depreciation expense reflects the effects of continued distribution system capital expenditure activity

Weather

Vs. Normal
16.0% (Warmer)

Vs. PY
4.5% (Warmer)

Midstream & Marketing


$291
$18
$8
$0
($4)
$313
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Key Drivers

- ▲ Higher margins mainly due to increased capacity management activities, partially offset by lower total margin from renewable energy ($8 million) and lower income from gathering contracts ($7 million)
- ▲ Lower OPEX primarily reflects lower salary and benefits, and maintenance expenses
- ▼ Reduced other operating income largely due to higher farmout revenue in the previous year

Weather

Vs. Normal
13.3% (Warmer)

Vs. PY
4.9% (Warmer)

Legend: Increase | Decrease | Colder | Warmer

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization. DSIC stands for Distribution System Improvement Charge.

25

FY24 Segment Results Recap – Global LPG

UGI CORPORATION

FY24 EBIT - Comparison with FY23

($ in million)

UGI International



$234
$58
$45
($2)
($12)
$323
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Key Drivers

- ▼ Slightly lower retail volumes as warmer weather and lower cylinder volumes were partially offset by growth from natural gas conversions to LPG and higher auto gas volumes sold
- ▲ Margin Increase largely due to higher LPG unit margins, translation effects of the stronger foreign currencies (~$20 million) and, to a much lesser extent, the absence of losses from the non-core energy marketing activities
- ▲ Lower OPEX primarily due to exiting substantially all of non-core energy marketing business, and lower personnel, maintenance and advertising expenses

Weather

Vs. Normal
11.8% (Warmer)

Vs. PY
2.2% (Warmer)

Increase | Decrease

AmeriGas Propane



$268
($119)
$17
($1)
($23)
$142
FY23 EBIT
Total Margin
OPEX
D&A
Other
FY24 EBIT

Key Drivers

- ▼ Total retail gallons decreased 10% primarily due to continued customer attrition and warmer weather
- ▼ Total margin decreased due to lower retail propane volumes sold
- ▲ Lower OPEX reflects, among other things, lower compensation expenses and advertising expenses, partially offset by higher general insurance costs and higher vehicle expenses
- ▼ Reduced other income due to lower gain from asset sales

Weather

Vs. Normal
8.0% (Warmer)

Vs. PY
8.0% (Warmer)

Colder | Warmer

26

27 27 Strong Strides in Environmental, Social and Governance (“ESG”) AAA rating MSCI B rating Carbon Disclosure Project Prime status ISS ESG Corporate Rating1 Medium-Risk Morningstar Sustainalytics Our ESG Ratings 1. As of August 5, 2023. 2. Information published in UGI’s 2023 ESG Report. For more information on UGI’s ESG initiatives, please see UGI’s sustainability reports and visit www.ugiesg.com. 3. Please see Appendix. Supplier Diversity Goal Improve spend with diverse Tier I and Tier II suppliers by 25% by 2025 Social Commitments and Progress Safety Commitments and Progress Total Recordable Injuries (TRI) 35% Reduction in TRI by 20253 (Per 200,000 hours) Accountable Vehicle Incidents (AVI) 50% Reduction in AVI by 20253 (Per 1,000,000 miles) Environmental Commitments and Progress2 Scope 1 Emissions Reduction Commitment 55% Reduction by 2025 Pipeline Replacement and Betterment Commitments • Replace all cast iron by 2027 • Replace all bare steel by 2041 Methane Emissions Reduction Commitment 92% Reduction by 2030 95% Reduction by 2040

28 28 UGI in the Community 1. Calendar Year 2023. Investing in the Next Generation Improve literacy Inspire future STEM professionals Build future leaders $2.8+ million UGI’s financial contribution to communities in FY24 $1+ million Invested in various education initiatives through EITC Volunteer hours 42,000+ 1 Continued Focus on Safety 1

FY24 Adjusted Diluted Earnings per Share

UGI CORPORATION

	FY24	FY23
Utilities	$1.10	$1.01
Midstream & Marketing	1.11	0.89
UGI International	1.22	0.80
AmeriGas Propane	(0.11)	0.33
Corporate & Other (a)	(2.07)	(10.19)
Diluted earnings (loss) per share (b)	1.25	(7.16)
Net (gains) losses on commodity derivative instruments not associated with current-period transactions	(0.28)	5.77
Unrealized losses on foreign currency derivative instruments	0.10	0.13
Loss associated with impairment of AmeriGas Propane goodwill	0.89	3.14
Loss on extinguishments of debt	0.03	0.03
Business transformation expenses	—	0.03
AmeriGas operations enhancement for growth project	0.09	0.09
Restructuring costs	0.26	—
Costs associated with exit of the UGI International energy marketing business	0.32	0.86
Net gain on sale of UGI headquarters building	—	(0.05)
Loss on disposal of UGID	0.26	—
Impairments of equity method investments and assets	0.14	—
Total adjustments (a)	1.81	10.00
Adjusted diluted earnings per share (b)	**$3.06**	**$2.84**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) The loss per share for Fiscal 2023, was determined excluding the effect of 6.13 million dilutive shares as the impact of such shares would have been antidilutive due to the net loss for the period, while the adjusted earnings per share for FY23, was determined based upon fully diluted shares of 215.94 million.

29

FY24 Adjusted Net Income

UGI CORPORATION

($ in Million)	FY24	FY23
Utilities	$237	$219
Midstream & Marketing	238	193
UGI International	262	172
AmeriGas Propane	(23)	71
Corporate & Other (a)	(445)	(2,157)
Net income (loss) attributable to UGI Corporation	269	(1,502)
Net (gains) losses on commodity derivative instruments not associated with current-period transactions (net of tax of $17 and $(419), respectively)	(60)	1,225
Unrealized losses on foreign currency derivative instruments (net of tax of $(9) and $(11), respectively)	22	27
Loss associated with impairment of AmeriGas Propane goodwill (net of tax of $(3) and $4, respectively)	192	660
Loss on extinguishments of debt (net of tax of $(3) and $(2), respectively)	6	7
Business transformation expenses (net of tax of $0 and $(3), respectively)	—	7
AmeriGas operations enhancement for growth project (net of tax of $(6) and $(6), respectively)	19	18
Restructuring costs (net of tax of $(20) and $0, respectively)	56	—
Costs associated with exit of the UGI International energy marketing business (net of tax of $(15) and $(67), respectively)	69	181
Net gain on sale of UGI headquarters building (net of tax of $0 and $4, respectively)	—	(10)
Loss on disposal of UGID (net of tax of $(11) and $0, respectively)	55	—
Impairments of equity method investments and assets (net of tax of $(3) and $0, respectively)	30	—
Total adjustments (a) (b)	389	2,115
Adjusted net income attributable to UGI Corporation	**$658**	**$613**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

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31 31 Midstream and Marketing Margin (non-GAAP) ($ in Million) FY24 FY23 FY22 FY21 FY20 Total Revenues $1,369 $1,847 $2,326 $1,406 $1,247 Less: Total Cost of Sales (864) (1,360) (1,876) (1,033) (892) Margin - Midstream & Marketing $505 $487 $450 $373 $355 Less: HVAC - - - - (21) UGI Energy Services Margin $505 $487 $450 $373 $334

FY24 Segment Reconciliation (GAAP) ($ in Million)

UGI CORPORATION

($ in Million)	Total	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane	Corp & Other
Revenues	$7,210	$1,598	$1,369	$2,279	$2,271	($307)
Cost of sales	(3,529)	(650)	(864)	(1,301)	(1,059)	345
Total margin	**$3,681**	**$948**[1]	**$505**	**$978**	**$1,212**	**$38**
Operating and administrative expenses	(2,132)	(387)[1]	(125)	(578)	(933)	(109)
Depreciation and amortization	(551)	(166)	(86)	(119)	(178)	(2)
Impairment of goodwill	(195)	—	—	—	—	(195)
Loss on disposals of businesses	(95)	—	—	—	—	(95)
Other operating income (expense), net	62	(1)	7	30	41	(15)
Operating income (loss)	770	394	301	311	142	(378)
Income (loss) from equity investees	(19)	—	12	(5)	—	(26)
Loss on extinguishments of debt	(9)	—	—	—	—	(9)
Other non-operating (expense) income, net	(8)	6	—	17	—	(31)
Earnings (loss) before income taxes and interest expense	734	400	313	323	142	(444)
Interest expense	(394)	(93)	(41)	(44)	(156)	(60)
Income (loss) before income taxes	340	307	272	279	(14)	(504)
Income tax (expense) benefit	(71)	(70)	(34)	(17)	(9)	59
Net income (loss) income attributable to UGI Corporation	**$269**	**$237**	**$238**	**$262**	**($23)**	**($445)**

All non-GAAP adjustments are recorded at Corporate and Other. As a result, GAAP and non-GAAP earnings from each reportable segment – Utilities, Midstream & Marketing, UGI International and AmeriGas Propane – are the same.

1. *For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in "Operating and administrative expenses" above. Such costs reduce margin for Management's Results of Operations reported in our periodic filings.*

32

33 33 UGI Corporation Adjusted EBITDA (non-GAAP) ($ in Million) FY24 FY23 FY22 FY21 Net income (loss) including noncontrolling interests $269 ($1,502) $1,073 $1,467 Income taxes 71 (335) 313 522 Interest expense 394 379 329 310 Depreciation and amortization 551 532 518 502 EBITDA 1,285 (926) 2,233 2,801 Unrealized (gains) losses on commodity derivative instruments (77) 1,644 (598) (1,390) Unrealized losses (gains) on foreign currency derivative instruments 31 38 (50) (8) Loss on extinguishments of debt 9 9 11 — Acquisition and integration expenses associated with the CMG Acquisition — — — 1 Acquisition and integration expenses associated with the Mountaineer Acquisition — — 2 14 Business transformation expenses — 10 9 101 Impairments of equity method investments and assets 33 — 35 93 Impairment of customer relationship intangible — — — 20 Restructuring costs 76 — 29 — Loss associated with impairment of AmeriGas Propane goodwill 195 656 — — Costs associated with exit of the UGI International energy marketing business 84 248 5 — Net gain on sale of UGI headquarters building — (14) — — AmeriGas operations enhancement for growth project 25 24 5 — Loss on disposal of UGID 66 — — — Adjusted EBITDA $1,727 $1,689 $1,681 $1,632

34 Notes to ESG Commitments 35% Reduction in Total Recordable Injuries by 2025 1. Scope 1 emissions reduction target did not include emissions from the Mountaineer acquisition, which closed in September 2021. The target also excluded the Moraine East acquisition and only accounted for our ownership interest in the Pennant system at the time we set the target. UGI now owns 100% of Pennant. The emissions from our ownership interest in the Pine Run acquisition, announced in February 2021, were included in the baseline 2020 number. The 2020 baseline number also takes a 5-year emissions average from the Hunlock power generation facility to account for year-over-year differences in run time. 1. All domestic UGI companies use the Occupational Safety and Health Administration (“OSHA”) definition for TRIs. TRIs represents the number of work- related recordable injuries or illnesses requiring medical treatment beyond first aid, per 200,000 hours. 2. UGI International reports rates in accordance with the Industrial Management System guidelines. A TRI represents a work-related recordable injury to an employee or hired staff that requires medical treatment beyond first aid, as well as those that cause death, or days away from work. 1. UGI Utilities and UGI Energy Services use the American Gas Association definition for AVI, which defines an AVI as a reportable motor vehicle incident in which the driver failed to do everything that reasonably could have been done to avoid the incident. 2. UGI International reports rates in accordance with the Industrial Management System guidelines. At UGII an AVI represents an incident that caused or contributed to, in whole or in part, by actions of the company driver or contractor driver, or an incident that could have been avoided by the company driver, using reasonable defensive driving measures, which resulted in injury or damage, either to the vehicle, or to the object struck, regardless of value. 3. AmeriGas Propane defines an AVI as any incident that could have been preventable by the company driver. 50% Reduction in Accountable Vehicle Incidents (AVI) by 2025 Committed to reducing Scope I emissions by 55% by 2025 using 2020 as the base year